FIST1 SA- 1 03/09

SUPPLEMENT DATED M ARCH 24 , 200 9
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 200 9

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The statement of additional information is amended as follows:

Under the "Management and Other Services" section, the "Ownership of Fund shares" table on page 47 is updated as follows:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Kent Burns	None
T. Anthony Coffey	None
Frank Felicelli	Equity Income Fund $100,001 - $50 0,000
Shawn Lyons	None
Alan E. Muschott	Balanced Fund $50,001 - $100,000 Convertible Securities Fund $100,001 - $500 ,000 Equity Income Fund $100,001 - $500,000
Edward D. Perks	Balanced Fund $5 00,001 - $1,0 00,000
Matt Quinlan	None
Paul Varunok	None

Please keep this supplement for future reference.